Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets
Goodwill and Intangible Assets

Goodwill
The changes in the carrying amount of goodwill for the year ended December 31, 2011 are as follows:

Goodwill balance as of December 31, 2010	$74,534
Goodwill acquired in 2011	76,016
Impairment of goodwill	(124,305)
Goodwill allocated to assets held for sale in 2011	(596)
Effect of foreign currency translation	(441)
Goodwill balance as of December 31, 2011	$25,208

Goodwill acquired in 2011 relates to our acquisition of Adenyo, see Note 5-Business Combination for more information. A portion of the Goodwill acquired in 2011 is denominated in Canadian dollars. The effect of foreign currency translation of $441 is the result of the change in the value of the U.S. dollar and the value of the Canadian dollar between the acquisition date and December 31, 2011.

Based upon a combination of factors, including the recent decline of our market capitalization significantly below the book value of our net assets, as well as the reduction in the actual and anticipated performance of acquired businesses below our expectations, in the third quarter of 2011, we determined that our goodwill was impaired. In the fourth quarter of 2011, we performed our annual impairment test, which resulted in no additional impairment, and we finalized our estimated impairment charge from the third quarter. This evaluation resulted in a non-cash goodwill impairment charge of $124,305. See Note 7-Impairment Charges for more information.

Of the goodwill acquired during the Adenyo acquisition, $17,532 recognized in the United States and the 75% of the $26,764 of goodwill recognized in Canada is expected to be deductible for income tax purposes. None of the goodwill recognized in France is expected to be tax deductible. See Note 2-Summary of Significant Accounting Policies for more information.

Intangible Assets
Information regarding our intangible assets is as follows:

	As of December 31, 2010			Amortization		Impairment		As of December 31, 2011
	Net Carrying Amount	Capitalized Software	Fair Value Acquired	Continuing operations	Dis-continued operations	Continuing operations	Dis-continued operations	Net Carrying Amount
Customer relationships	$9,108	$—	$10,496	$(1,996)	$(552)	$(7,010)	$(7,959)	$2,087
Capitalized software	8,585	7,520	—	(297)	(1,475)	(2,908)	(11,425)	—
Technology	—	—	11,902	(549)	(182)	—	(3,014)	8,157
Trade name	—	—	124	(30)	—	—	—	94
Total	$17,693	$7,520	$22,522	$(2,872)	$(2,209)	$(9,918)	$(22,398)	10,338
Effect of foreign currency translation								(218)
Total intangible assets								10,120

Intangible assets include assets capitalized as a result of our acquisitions and certain software products to be sold, leased or otherwise marketed as a component of the solutions we provide to our customers. Intangible assets acquired in 2011 relates to our acquisition of Adenyo, see Note 5-Business Combination for more information.

The impairment analysis we conducted in the third quarter of 2011 resulted in the impairment of intangible assets. This evaluation resulted in impairment charges of $32,316. See Note 7-Impairment Charges for more information.

As of December 31, 2011, estimated annual amortization expenses for definite-lived intangible assets for each of the five succeeding years are as follows:

2012	$2,193
2013	1,876
2014	1,847
2015	1,561
2016	1,112